Exhibit (99)(a)

Final Terms

9 February 2007

WACHOVIA CORPORATION

Issue of €1,000,000,000 Floating Rate Notes due 2014

under the U.S.$20,000,000,000

Euro Medium Term Note Programme

PART A — CONTRACTUAL TERMS

Terms used herein shall be deemed to be defined as such for the purposes of the Conditions set forth in the Offering Circular dated 21 July 2006 which constitutes a base prospectus for the purposes of the Prospectus Directive (Directive 2003/71/EC) (the Prospectus Directive). This document constitutes the Final Terms of the Notes described herein for the purposes of Article 5.4 of the Prospectus Directive and must be read in conjunction with the Offering Circular. Full information on the Issuer and the offer of the Notes is only available on the basis of the combination of these Final Terms and the Offering Circular. The Offering Circular is available for viewing at Investor Relations, Wachovia Corporation, One Wachovia Center, 301 South College Street NC 0206, Charlotte, North Carolina 28288, United States of America and the Market News section of the London Stock Exchange website (www.londonstockexchange.com) and copies may be obtained from Investor Relations, Wachovia Corporation, One Wachovia Center, 301 South College Street NC 0206, Charlotte, North Carolina 28222, United States of America.

1.	Issuer:	Wachovia Corporation

2.	(a) Series Number:	G

	(b) Tranche Number:	1

3.	Specified Currency or Currencies:	Euro (€)

4.	Aggregate Nominal Amount:

	(a) Series:	€1,000,000,000

	(b) Tranche:	€1,000,000,000

5.	Issue Price:	99.754 per cent. of the Aggregate Nominal Amount

6.	Specified Denominations:	€50,000

7.	(a) Issue Date:	13 February 2007

	(b) Interest Commencement Date:	13 February 2007

8.	Maturity Date:	Interest Payment Date falling in or nearest to February 2014

9.	Interest Basis:	Floating Rate

10.	Redemption/Payment Basis:	Redemption at par

11.	Change of Interest Basis or Redemption/Payment Basis:	Not Applicable

12.	Put/Call Options:	Not Applicable

13.	Status of the Notes:	Senior

14.	Method of distribution:	Syndicated

PROVISIONS RELATING TO INTEREST PAYABLE

15.	Fixed Rate Note Provisions	Not Applicable

16.	Floating Rate Note Provisions	Applicable

	(a) Specified Periods/Specified Interest Payment Dates:	13 February, 13 May, 13 August and 13 November in each year commencing on 14 May 2007 up to, and including, 13 February 2014

	(b) Business Day Convention:	Modified Following Business Day Convention

	(c) Additional Business Centre(s):	Not Applicable

	(d) Manner in which the Rate of Interest and Interest	Screen Rate Determination
Amount is to be determined:

	(e) Party responsible for calculating the Rate of Interest	Not Applicable
and Interest Amount (if not the Issuing and
Principal Paying Agent):

(f) Screen Rate Determination:

	• Reference Rate:	3 month EURIBOR

	• Interest Determination Dates:	The second day on which the TARGET System is open prior to the start of each Interest Period

	• Relevant Screen Page:	Reuters page EURIBOR01

	(g) ISDA Determination:	Not Applicable

	• Floating Rate Option:	Not Applicable

	• Designated Maturity:	Not Applicable

	• Reset Date:	Not Applicable

	(h) Margin(s):	+ 0.15 per cent. per annum

	(i) Minimum Rate of Interest:	Not Applicable

	(j) Maximum Rate of Interest:	Not Applicable

	(k) Day Count Fraction:	Actual/360

	(l) Fallback provisions, rounding provisions and any other	Not Applicable
terms relating to the method of calculating interest on Floating Rate
Notes, if different from those set out in the Conditions:

17.	Zero Coupon Note Provisions	Not Applicable

18.	Index Linked Interest Note Provisions	Not Applicable

19.	Dual Currency Interest Note Provisions	Not Applicable

PROVISIONS RELATING TO REDEMPTION

20.	Issuer Call:	Not Applicable

21.	Investor Put:	Not Applicable

22.	Final Redemption Amount of each Note:	€50,000 per Note of €50,000 Specified Denomination

23.	Early Redemption Amount of each Note payable on redemption for taxation reasons or on event of default and/or the method of calculating the same (if required or if different from that set out in Condition 7.5):	Condition 7.5 applies

GENERAL PROVISIONS APPLICABLE TO THE NOTES

24.	Form of Notes:	Bearer:

Temporary Bearer Global Note exchangeable for a Permanent Bearer Global Note which is exchangeable for Definitive Bearer Notes as set forth in the form of Permanent Bearer Global Note

25.	New Global Note:	Yes

26.	Additional Financial Centre(s) or other special provisions relating to Payment Days:	Not Applicable

27.	Talons for future Coupons or Receipts to be attached to Definitive Notes (and dates on which such Talons mature):	Yes. The Talon will mature on the Interest Payment Date falling in May 2013

28.	Details relating to Partly Paid Notes: amount of each payment comprising the Issue Price and date on which each payment is to be made and consequences of failure to pay, including any right of the Issuer to forfeit the Notes and interest due on late payment:	Not Applicable

29.	Details relating to Instalment Notes:

	(a) Instalment Amount(s):	Not Applicable

	(b) Instalment Date(s):	Not Applicable

30.	Redenomination applicable:	Redenomination not applicable

31.	Other final terms:	Not Applicable

32.	Additional United States Tax Considerations:	Not Applicable

DISTRIBUTION

33.	(a) If syndicated, names of Managers:	Barclays Bank PLC Deutsche Bank AG, London Branch Wachovia Securities International Limited

ABN AMRO Bank N.V. UBS Limited

Banco Santander Central Hispano, S.A.
BNP Paribas
DZ BANK AG Deutsche Zentral-Genossenschaftsbank,
Frankfurt am Main
ING Belgium SA/NV
Lloyds TSB Bank plc
Merrill Lynch International
The Royal Bank of Scotland plc
UniCredit Banca Mobiliare S.p.A.

	(b) Stabilising Manager:	Barclays Bank PLC

34.	If non-syndicated, name of relevant Dealer:	Not Applicable

35.	Whether TEFRA D rules applicable or TEFRA rules not applicable:	TEFRA D applicable

	Additional selling restrictions:	Regulation S, Category 2

Republic of Italy Selling Restriction:

The offering of the Notes has not been registered pursuant to Italian securities legislation and, accordingly, no Notes may be offered, sold or delivered, nor may copies of the Offering Circular or of any other document relating to the Notes be distributed in the Republic of Italy, except:

(i) to professional investors (operatori qualificati) (the Professional Investors), as defined in Article 31, second paragraph, of CONSOB (the Italian Securities Exchange Commission) Regulation No. 11522 of 1 July 1998, as amended (Regulation No. 11522); or

(ii) in circumstances which are exempted from the rules on solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24 February 1998, as amended (the Financial Services Act) and Article 33, first paragraph, of CONSOB Regulation No. 11971 of 14 May 1999, as amended (Regulation No. 11971).

Any offer, sale or delivery of the Notes or distribution of copies of the Offering Circular or any other document relating to the Notes in the Republic of Italy under (i) or (ii) above must be:

(a) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act, Regulation No. 11522 and Legislative Decree No. 385 of 1 September 1993, as amended (the Banking Act); and

(b) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy, as amended from time to time, pursuant to which the Bank of Italy may request information on the issue or the offer of securities in the Republic of Italy; and

(c) in compliance with any other applicable laws and regulations or requirement imposed by CONSOB.

LISTING AND ADMISSION TO TRADING APPLICATION

These Final Terms comprise the final terms required to list and have admitted to trading the issue of Notes described herein pursuant to the U.S.$20,000,000,000 Euro Medium Term Note Programme of Wachovia Corporation and Wachovia Bank, National Association.

RESPONSIBILITY

The Issuer accepts responsibility for the information contained in these Final Terms.

Signed on behalf of the Issuer:

By:	/s/ Kim Zweier

Duly authorised

PART B— OTHER INFORMATION

1.	LISTING

	(i) Listing:	London

	(ii) Admission to trading:	Application has been made for the Notes to be admitted to trading on the London Stock Exchange’s Gilt Edged and Fixed Interest Market with effect from 13 February 2007

	(iii) Estimate of total expenses related	£4,300
to admission to trading:

2.	RATINGS

	Ratings:	The Notes to be issued have been rated:

S & P: A+ Moody’s: Aa3 Fitch: AA-

3.	NOTIFICATION

Not Applicable

4.	INTERESTS OF NATURAL AND LEGAL PERSONS INVOLVED IN THE ISSUE

Save for any fees payable to the Managers, so far as the Issuer is aware, no person involved in the issue of the Notes has an interest material to the offer.

5.	REASONS FOR THE OFFER, ESTIMATED NET PROCEEDS AND TOTAL EXPENSES

	(i) Reasons for the Offer:	See “Use of Proceeds” in the Offering Circular

	(ii) Estimated net proceeds:	Not Applicable

	(iii) Estimated total expenses:	Not Applicable

6.	YIELD

	Indication Of Yield:	Not Applicable

7.	PERFORMANCE OF INDEX/FORMULA, EXPLANATION OF EFFECT ON VALUE OF INVESTMENT AND ASSOCIATED RISKS AND OTHER INFORMATION CONCERNING THE UNDERLYING

Not Applicable

8.	PERFORMANCE OF RATES OF EXCHANGE AND EXPLANATION OF EFFECT ON VALUE OF INVESTMENT

Not Applicable

9.	OPERATIONAL INFORMATION
	(i) ISIN Code:	XS0286634711

	(ii) Common Code:	028663471

	(iii) Any clearing system(s) other than Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme and the relevant identification number(s):	Not Applicable

	(iv) Delivery:	Delivery against payment

	(v) Names and addresses of additional Paying Agent(s) (if any):	Not Applicable

	(vi) Intended to be held in a manner which	Yes
would allow Eurosystem eligibility:	Note that the designation “yes” simply means that the
Notes are intended upon issue to be deposited with one of
the ICSDs as common safekeeper and does not necessarily
mean that the Notes will be recognised as eligible collateral for Eurosystem monetary policy and intra-day credit
operations by the Eurosystem either upon issue or at any or
all times during their life. Such recognition will depend
upon satisfaction of the Eurosystem eligibility criteria.

10.	GENERAL

	Tradeable amount:	Not Applicable